CENTURION FUNDS, INC.
on behalf of
Centurion U.S. Equity Fund
Centurion International Equity Fund
Centurion U.S. Contra Fund
Centurion International Contra Fund
(the "Funds")

Supplement to the Prospectus and
Statement of Additional Information
dated December 4, 1998


The following supersedes certain information contained in the Prospectus and Statement of Additional Information of the Funds:

On November 19, 1999, the Board of Directors authorized a change in the method of pricing stock index options held by the Funds. Stock index options will be valued at the last price, but if that price does not fall within the bid and ask price for the stock index option when the market closes at 4:15 p.m. Eastern Time, then the stock index option will be valued at the mean between the bid and asked quotations.



Dated:  December 7, 1999